Acquisitions and Disposals of Businesses and Assets	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Significant Acquisitions And Disposals [Abstract]
Schedule Of Acquisitions Disposal [Text Block]

2010 disposals

The Company's disposals during the year included:

Disposal of Tau Lekoa

On February 17, 2009, AngloGold Ashanti announced the terms of the sale of its Tau Lekoa mine, together with the adjacent properties Weltevreden, Jonkerskraal and Goedgenoeg, to Simmer & Jack Mines Limited (“Simmers”). The sale was concluded effective August 1, 2010. The selling price of R600 million was payable in two tranches, R450 million ($64 million) was paid in cash on August 4, 2010 with the remaining R150 million (which was subject to certain offset adjustments) being settled on November 1, 2010.

Disposal of B2Gold

AngloGold Ashanti Limited realized net proceeds of $68 million from the sale of its entire holding of 31,556,650 shares in Vancouver-based gold producer B2Gold Corp (“B2Gold”). This stake, equivalent to about 10.17 percent of B2Gold's outstanding shares, was sold on November 9, 2010. The Company acquired a 15.9 percent direct interest in B2Gold during 2008 as discussed in this note under 2008 disposals “Disposal of exploration interests in Colombia”.

2009 acquisitions

The Company made the following acquisitions during the year:

Acquisition of an effective 45 percent interest in the Kibali gold project

With effect from December 22, 2009, AngloGold Ashanti and Randgold Resources Limited (“Randgold”) each hold an effective 45 percent interest in the Kibali gold project (formerly the Moto gold project), while L'Office des Mines d'Or de Kilo-Moto (“OKIMO”), a Congolese parastatal, holds the remaining 10 percent stake, thereby maintaining the continued vested interest of the Government of the Democratic Republic of the Congo (“the DRC”) in the Kibali gold project.

The purchase price for the acquisition of AngloGold Ashanti's initial interest of 35 percent in the Kibali gold project was funded by an offering of 7,624,162 ordinary shares at an issue price of $37.25 per ADS (or R288.32 per ordinary share) which represented an approximate 3 percent discount to the closing price of its ADS on the NYSE on August 31, 2009. The offering closed on September 8, 2009 and AngloGold Ashanti received total gross proceeds, before underwriting discounts and expenses, of approximately $284 million. Total consideration for the effective 45 percent interest acquired in the Kibali gold project amounted to $345 million.

Acquisition of an additional interest in Sadiola

On December 29, 2009, AngloGold Ashanti, together with IAMGOLD Corporation purchased from the International Finance Corporation (“IFC”), the IFC's 6 percent stake in Société d'Exploitation des Mines d'or de Sadiola (“SEMOS”), which owns the Sadiola Gold Mine for $12 million (AngloGold Ashanti's share being $6 million) to be followed by contingent payments not exceeding $3 million (of which AngloGold Ashanti's share is $1.5 million). This transaction has resulted in AngloGold Ashanti and IAMGOLD each increasing their respective interest in Sadiola from 38 percent to 41 percent.

2009 disposals

The Company's disposals during the year included:

Disposal of Boddington Gold Mine

On January 28, 2009, AngloGold Ashanti announced that it had agreed to sell its 33.33 percent interest in the Boddington Gold Mine to Newmont Mining Corporation (“Newmont”). The transaction was completed on June 26, 2009.

In terms of the agreement, the Company received payment of $750 million in cash during June 2009 and a further $240 million in December 2009. In addition, the Company is entitled to receive a royalty on any gold recovered or produced by the Boddington Gold Mine, where the gold price is in excess of Boddington Gold Mine's cash costs plus $600 per ounce. The royalty commences on July 1, 2010 and is capped at a total amount of $100 million. All refunds and reimbursements between the Company and Newmont have been settled.

2008 acquisitions

The Company made the following acquisitions during the year:

Acquisition of noncontrolling interests in North America

Effective July 1, 2008, AngloGold Ashanti acquired the remaining 33 percent shareholding in the Cripple Creek & Victor Gold Mining Company joint venture (“CC&V”) through the acquisition of 100 percent of Golden Cycle Gold Corporation (“GCGC”). The Company issued 3,181,198 AngloGold Ashanti shares (total value $118 million) pursuant to this transaction. The Company completed the purchase price allocation of fixed assets during the third quarter of 2008. The transaction was accounted for as a purchase business combination whereby identifiable assets acquired and liabilities assumed were recorded at their fair market values as of the date of acquisition. The excess of the purchase price over such fair value was recorded as goodwill and as such, the acquisition resulted in goodwill of $18 million being recorded, relating mainly to the premium paid to obtain the remaining interest in CC&V. The goodwill related to the acquisition is non-deductible for tax purposes. Details of the acquisition are as follows:

Fair value of acquisition of business
2008
Golden Cycle
acquisition
$
Property, plant and equipment	93
Goodwill	18
Current assets	7
Net value of assets acquired	118
Purchase price paid	(118)
- Issuance of common stock	(118)
Gross value	(118)
Share issue expenses	-

Acquisition of São Bento mine

On December 15, 2008, AngloGold Ashanti announced that it had completed the purchase of São Bento Gold Company Limited (“SBG”) and its wholly-owned subsidiary, São Bento Mineração S.A. (“SBMSA”) from Eldorado Gold Corporation (“Eldorado”) for a consideration of $70 million through the issuance of 2,701,660 AngloGold Ashanti shares. The transaction was accounted for as an asset acquisition. The purchase price was allocated to the underlying assets acquired. The purchase of SBG and SBMSA gave AngloGold Ashanti access to the São Bento mine, a gold operation situated in the immediate vicinity of AngloGold Ashanti's Córrego do Sítio mine, located in the municipality of Santa Bárbara, Iron Quadrangle region of Minas Gerais State, Brazil.

2008 disposals

The Company's disposals during the year included:

Disposal of exploration interests in Colombia

On February 14, 2008, AngloGold Ashanti announced that it had entered into a binding memorandum of agreement (“MOA”) with B2Gold. B2Gold would acquire from AngloGold Ashanti, additional interests in certain mineral properties in Colombia. In exchange, B2Gold would issue to AngloGold Ashanti, 25 million common shares and 21.4 million common share purchase warrants in B2Gold. On May 16, 2008, AngloGold Ashanti announced that it had completed the transaction to acquire a 15.9 percent direct interest in B2Gold and increase B2Gold's interest in certain Colombian properties, as stated.

Disposal of equity interest in Nufcor International Limited

During the quarter ended June 30, 2008, the Company disposed of its 50 percent interest held in Nufcor International Limited, a London based uranium marketing, trading and advisory business, to Constellation Energy Commodities Group for net proceeds of $48 million.